UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT


                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported):            April 25, 2005


                     SOUTHWEST BANCORPORATION OF TEXAS, INC.
               (Exact name of registrant as specified in charter)

         Texas                       000-22007                 76-0519693
(State of Incorporation)      (Commission File No.)        (I.R.S. Employer
                                                          Identification No.)

            4400 POST OAK PARKWAY
                HOUSTON, TEXAS                                    77027
  (Address of Principal Executive Offices)                     (Zip Code)

                                 (713) 235-8800
              (Registrant's Telephone Number, Including Area Code)


         (Former name or former address, if changed since last report.)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the
    Exchange Act
|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Item 2.02  Results of Operations and Financial Condition.

         On April 25, 2005, Southwest Bancorporation of Texas, Inc. (the "Company") issued a press release reporting its earnings results for the quarter ended March 31, 2005. The press release is attached hereto as Exhibit 99.1. In addition to results determined in accordance with generally accepted accounting principles ("GAAP"), the press release also contains net income, earnings per common share, return on average assets, return on average common shareholders' equity, and overhead efficiency ratios adjusted for merger-related expenses, name change expenses, gain on sale of the PULSE network, gain on sale of drive-through facility, and intangible amortization expense, that are considered non-GAAP financial measures as defined under Securities Exchange Commission ("SEC") rules. Management believes that these adjustments should enhance the investors' understanding of the Company's core or ongoing business operations. However, these measures should be considered in addition to, and not as a substitute for, or superior to, other measures of financial performance prepared in accordance with generally accepted accounting principles as more fully discussed in our financial statements and filings with the SEC. The non-GAAP measures listed above have been reconciled to the nearest GAAP measures as is required under SEC rules regarding the use of non-GAAP financial measures.

         The foregoing description is qualified by reference to Exhibit 99.1.

Item 9.01(c)  Financial Statements and Exhibits.

     Exhibit 99.1 Press Release dated April 25, 2005 (reporting 2005 first quarter earnings).


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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                     SOUTHWEST BANCORPORATION OF
                                     TEXAS, INC.



Dated: April 25, 2005         By:    /s/ P. Allan Port
                                     -------------------------------------------
                                                    P. Allan Port
                                      Executive Vice President, General Counsel,
                                                    and Secretary

                                INDEX TO EXHIBITS



Exhibit                   Description
-------                   -----------

Exhibit 99.1 Press Release dated April 26, 2005 (reporting 2005 first quarter earnings).